SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                           __________________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 2, 2004



                              ELSINORE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



              001-07831                               88-0117544
      (Commission File Number)                     (I.R.S. Employer
                                                  Identification No.)


                        2330 Paseo Del Prado, Suite C308
                             Las Vegas, Nevada 89102
               (Address of Principal Executive Offices) (Zip Code)


                                 (702) 364-0697
                         (Registrant's telephone number,
                              including area code)

Item 5.  Other Events and Regulation FD Disclosure.

     On March 2, 2004, Elsinore Corporation (the "Company") filed a certificate of dissolution with the Secretary of State of the State of Nevada, as a result of which the Company has now been dissolved. The dissolution is being carried out pursuant to an Amended and Restated Plan of Complete Liquidation and Dissolution of Elsinore Corporation (the "Plan"), a copy of which is filed as an exhibit hereto.

     Effective as of the close of business on March 2, 2004, the Company has closed its stock transfer books and discontinued recording transfers of the Company's common stock ("Common Stock").

     Pursuant to the Plan and authorization granted by holders of the Company's Series A Preferred Stock ("Preferred Stockholders"), the Company will pay a liquidating distribution of $0.10 per share on the Common Stock (the "Common Stock Distribution") to holders of record of Common Stock as of the close of business on March 2, 2004. The Common Stock Distribution will be payable as of March 8, 2004 in the form of checks that will be mailed to each record holder of Common Stock at such holder's address shown on the Company's stock records.

     Absent the Preferred Stockholders' authorization of the Common Stock Distribution, no liquidating distributions would have been payable on the Common Stock due to the Preferred Stockholders' liquidation preference.

     Any unclaimed funds represented by the Common Stock Distribution checks will be reallocated to the Preferred Stockholders in accordance with their liquidation preference.

     Under Section 5 of the Plan, the Common Stock Distribution shall be in complete redemption and cancellation of the outstanding Common Stock.

Item 7.  Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  99.1 Amended and Restated Plan of Complete Liquidation and Dissolution of Elsinore Corporation

         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          ELSINORE CORPORATION


Date:  March 2, 2004      By:  /s/  Joann McNiff
                               Joann McNiff, President, Secretary and Treasurer

                                Index to Exhibits

Exhibit           Description

99.1 Amended and Restated Plan of Complete Liquidation and Dissolution of Elsinore Corporation


                                                                    Exhibit 99.1


                      AMENDED AND RESTATED PLAN OF COMPLETE
               LIQUIDATION AND DISSOLUTION OF ELSINORE CORPORATION

     This Amended and Restated Plan of Complete Liquidation and Dissolution (this "Plan") is intended to accomplish the complete liquidation and dissolution of Elsinore Corporation, a Nevada corporation (the "Company"), in accordance with Chapter 78 of the Nevada Revised Statutes ("Chapter 78") and Sections 331 and 336 of the Internal Revenue Code of 1986, as amended, as follows:

     1. The Board of Directors of the Company (the "Board of Directors") has adopted this Plan and is recommending that the Company's stockholders approve this Plan. If holders of a majority of the Company's outstanding stock entitled to vote on this matter vote to approve this Plan, this Plan shall be deemed adopted by the Company as of the date of such approval by the stockholders (the "Adoption Date").

     2. Following the date that the Company files its certificate of dissolution with the Secretary of State of the State of Nevada (the "Filing Date"), the Company will not engage in any business activities except to the extent necessary or appropriate to preserve the value of its assets, wind up its business affairs, distribute its assets in accordance with this Plan and take such other actions permitted or required under Chapter 78 for dissolved corporations.

     3. From and after the Filing Date, (i) the Company will liquidate and distribute its remaining assets in accordance with the provisions of Chapter 78 and the Distribution Consent (as defined in Section 4), if any, and (ii) the Board of Directors may, at its option, instruct the officers of the Company to:
(A) give notice of the dissolution to persons having a claim against the Company and provide for the rejection of any such claims, if appropriate; (B) offer to any claimant on a contract whose claim is contingent, conditional or unmatured, security in an amount sufficient to provide compensation to the claimant if the claim matures, and petition an appropriate court of the State of Nevada having jurisdiction ("Court") to determine the amount and form of security sufficient to provide compensation to any such claimant who rejects such offer; (C) petition a Court to determine the amount and form of security which is reasonably likely to be sufficient to provide compensation for any claims that are the subject of pending litigation against the Company and any claims that have not been made known to the Company at the time of dissolution but are likely to arise or become known within three years thereafter (or longer in the discretion of the Court); (D) pay, or make adequate provision for payment of, all claims made against the Company and not rejected, and all expenses associated with the sale of assets and the liquidation, dissolution and distributions provided for by this Plan; and (E) post all security offered and not rejected and all security ordered by a Court.

     4. If and to the extent that the holders of the Company's Series A Preferred Stock, $0.001 par value per share ("Preferred Stock"), execute and deliver in a timely manner to the Board of Directors a written consent that is satisfactory in all respects to the Board of Directors ("Distribution Consent"), authorizing and requesting the Company to distribute to holders of the Company's common stock, par value $0.001 per share ("Common Stock"), cash or other assets of the Company that would otherwise be distributable to holders of Preferred Stock pursuant to the dissolution, then the Company shall make such distribution (a "Special Distribution") to the holders of Common Stock. Except to the extent (if any) of a Special Distribution, distributions to holders of Preferred Stock and Common Stock, respectively, pursuant to the dissolution shall be made as provided in the Certificate of Designations, Preferences and Rights of Elsinore Corporation Series A Preferred Stock, dated September 29, 1998 (as may hereafter be amended).

     5. The distributions to stockholders pursuant to the dissolution and this Plan shall be in complete redemption and cancellation of all of the Company's stock. As a condition to any such distribution to the Company's stockholders, the Board of Directors or the Trustees (as defined below), in their absolute discretion, may require stockholders to (i) surrender their stock certificates to the Company or its agent for recording such distributions thereon or
(ii) furnish the Company with evidence satisfactory to the Board of Directors or the Trustees for such purpose. The Company will finally close its stock transfer books and discontinue recording transfers of stock as soon as practicable after the Filing Date, and thereafter certificates evidencing Company stock will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law.

     6. Except for any Special Distribution, if a distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered its stock certificate as may be required hereunder or for any other reason, the distribution to which such stockholder is entitled (unless transferred to the Trust established pursuant to Section 7 hereof) shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of, and for ultimate distribution to, such stockholder as the sole equitable owner thereof but shall, to the extent provided by applicable law, be treated as abandoned property and escheat to the applicable state or other jurisdiction. If any Special Distribution to a holder of Common Stock cannot be made and the Distribution Consent contains provisions deemed adequate by the Board of Directors, in its absolute discretion, for the disposition or disbursement of the proceeds thereof (which provisions may direct a re-allocation and distribution of those proceeds to the holders of Preferred Stock), then such proceeds shall be disposed of or disbursed (as the case may be) in accordance with such provisions of the Distribution Consent.

     7. If deemed necessary, appropriate or desirable by the Board of Directors in its absolute discretion, in furtherance of the liquidation and distribution of the Company's assets to the stockholders, as a final liquidating distribution or from time to time, the Company may transfer to one or more liquidating trustees, for the benefit of the Company's stockholders (the "Trustees"), under a liquidating trust (the "Trust"), any assets of the Company which are (i) not reasonably susceptible to distribution to the stockholders, including noncash assets and assets held on behalf of stockholders (A) who cannot be located or who do not tender their stock certificates to the Company or its agent, if so required, or (B) to whom distributions may not be made based on contractual, statutory or other legal restrictions, or (ii) held as a contingency reserve. The Board of Directors may appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including any officers, directors, employees, agents or other representatives of the Company, to act as Trustees for the benefit of the stockholders and to receive any assets of the Company. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the liabilities and obligations of the Company, including any unsatisfied claims and unascertained or contingent liabilities. Further, any conveyance of assets to the Trustees shall be deemed a distribution of property and assets by the Company to the stockholders for the purposes of this Plan. Any such conveyance to the Trustees shall be in trust for the stockholders of the Company. The Company, subject to this Section and as authorized by the Board of Directors, in its absolute discretion, may enter into a liquidating trust agreement with the Trustees on such terms and conditions as the Board of
Directors,  in  its  absolute  discretion,   deems  necessary,   appropriate  or
desirable.

     8. After the Adoption Date, the officers of the Company shall, at such time as the Board of Directors in its absolute discretion deems necessary, appropriate or desirable, obtain any certificates required from tax authorities to accomplish the dissolution. As soon as legally permissible and practicable after the Adoption Date, the Company shall file with the Secretary of State of the State of Nevada a certificate of dissolution in accordance with Chapter 78.

     9. Under this Plan the Board of Directors may approve the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, including any such sale, exchange or other disposition in liquidation to affiliates of the Company, whether the sale, exchange or other disposition occurs in one transaction or a series of transactions.

     10. In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, professional, legal, accounting, consulting and other fees and expenses of persons rendering services to or on behalf of the Company in connection with the implementation of this Plan and the collection, sale, exchange or other disposition of the Company's property and assets.

     11. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay any or all of the Company's officers, directors, employees, consultants, agents and representatives compensation or additional compensation above their regular compensation, in cash or other property, as severance, bonus or in any other form, in recognition of the extraordinary efforts they will be required to undertake, or actually undertake, in connection with the implementation of this Plan.

     12. The Company shall continue to indemnify its officers, directors, employees, agents and representatives in accordance with its articles of incorporation and bylaws and any contractual arrangements, for the actions taken in connection with this Plan and the winding up of the affairs of the Company. The Company's obligation to indemnify such persons may also be satisfied out of assets of the Trust. The Board of Directors and the Trustees, in their absolute discretion, are authorized to obtain and maintain insurance as may be necessary or appropriate to cover the Company's obligation hereunder, including seeking an extension in time and coverage of the Company's insurance policies currently in effect.

     13. Notwithstanding approval of this Plan and the transactions contemplated hereby by the Company's stockholders, the Board of Directors may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the stockholders to the extent permitted by Chapter 78.

     14. The Board of Directors is authorized, without further action by the Company's stockholders, to do and perform or cause the officers of the Company, subject to approval of the Board of Directors, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of any kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors, to implement this Plan and the transactions contemplated hereby and to wind up the Company's affairs, including all filings or acts required by any state or federal law or regulation.